CSFB 05-4

Group 4

Pay rules

1.

Pay the NAS Priority Amount to the 4N1.

2.

Pay to the 4A1 until retired.

3.

Pay to the 4L1 until retired

4.

Pay the to the 4N1 until retired

Notes

Pxing Speed = 100PPC (8CPR to 20 CPR in 12 MONTHS, remaining at 20CPR thereafter)

NAS bonds = 4N1 standard 60 mo lockout. (apply shift to both sched and prepays)

NAS Priority = Total 4N1 Balance/Total Non-PO Balance

Floater Bonds:

2A1– 0 day delay, 1ML + 0.40%, 5.50% Cap, Initial Libor – 2.85%

Inverse IO Bonds:

2A2 – 0 day delay, 5.10% - 1ML, 5.10% Cap, 0% Floor, Initial Libor – 2.85%

Notional Balance: 2A1

Settlement = 4/29/05